SECURITY AGREEMENT
                               ------------------

     This Security Agreement is made and entered into and effective as of June 30, 2006, by and between Gateway Distributors, Ltd., a Nevada corporation (Debtor), and Marshall Distributing, L.L.C., a Utah limited liability company, EMS Business Development, Inc., a California corporation and Terry D. Nielsen, (Secured Party), as follows:

     For value received, the Debtor grants to the Secured Party a security interest in the assets described on Exhibits I and II attached hereto together with all accessions to, replacements of, and proceeds therefrom (the Collateral) to secure: (1) the Debtor's note of $5,230,000.00 to Marshall distributing, L.L.C., a Utah limited liability company and EMS Business Development, Inc., a California corporation dated as of June 30, 2006; and (2) Debtors note of $770,000.00 to Terry D. Nielsen dated as of June 30, 2006; (3) any future advances by the Secured Party to the Debtor, to be evidenced by similar notes;
(4) any expenditures incurred by the Secured Party in the collection and enforcement of the notes and/or other indebtedness of the Debtor; and (5) all liabilities of the Debtor to the Secured Party now existing or incurred in the future, matured or unmatured, direct or contingent, and any renewals, extensions, and substitutions of those liabilities, specifically including, but not limited to Debtor's obligations to Secured Party as provided in that certain Contract for Sale of Business and Assets dated as of June 30, 2006 between Debtor and Secured Party (the "Agreement").

     The Debtor warrants, covenants, and agrees as follows:

                                      Title

     1. Except for the security interest granted by this agreement, the Debtor has, or on acquisition will have, full title to the Collateral free from any lien, security interest, encumbrance, or claim, and the Debtor will, at the Debtor's cost and expense, defend any action that may affect the Secured Party's security interest in, or the Debtor's title to, the Collateral.

                               Financing Statement

     2. No financing statement covering the Collateral or any part of it or any proceeds of it other than the financing statement to be executed in conjunction with this Security Agreement is on file in any public office.

                        Sale or Disposition of Collateral

     3. The Debtor will not, without the written consent of the Secured Party, sell, contract to sell, encumber, or dispose of the Collateral or any interest in the Collateral until this Security Agreement and all debts secured by it have been fully satisfied.


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
                            Protection of Collateral

     4. The Debtor will keep the Collateral free and clear of all liens and claims except as may be permitted herein. Debtor shall maintain any personal property which constitutes part of the Collateral in good condition and shall exercise due diligence in the repair and maintenance of such portion of the Collateral. Debtor will provide Secured Party with such information as may be reasonably requested by Secured Party from time to time regarding the condition and location of such portion of the Collateral.

                              Taxes and Assessments

     5. The Debtor will pay promptly when due all taxes, assessments and fees or licenses attributable to the Collateral, or any part of the Collateral, or for its use and operation.

                  Security Interest in Proceeds and Accessions

     6. The Debtor grants to the Secured Party a security interest in and to all proceeds, increases, substitutions, replacements, additions, and accessions to the Collateral and to any part of the Collateral. This provision shall not be construed to mean that the Debtor is authorized to sell, or dispose of the Collateral except sales of inventory in the ordinary course of business, without the prior written consent of the Secured Party.

                         Decrease in Value of Collateral

     7. The Debtor shall, if in the Secured Party's judgment the Collateral has materially decreased in value or if the Secured Party shall at any time deem that the Secured Party is financially unstable, either provide enough additional Collateral to satisfy the Secured Party or reduce the total indebtedness by an amount sufficient to satisfy the Secured Party.

                            Reimbursement of Expenses

     8. At the option of the Secured Party, the Secured Party may discharge taxes, liens, interest, or perform or cause to be performed for and on behalf of the Debtor any actions and conditions, obligations, or covenants that the Debtor has failed or refused to perform as provided herein or as provided in the Agreement and may enter the premises where the Collateral or any part of it is located and cause to be performed as agent and on the account of the Debtor any acts that the Secured Party may deem necessary for the protection, preservation or proper maintenance of the Collateral or any part of it. Any and all sums expended by the Secured Party under this paragraph, including but not limited to, attorneys' fees, court costs, agent's fees, or commissions, or any other costs or expenses, shall bear interest from the date of payment at the annual rate of ten (10) percent and shall be payable at the place designated in the Debtor's notes and shall be secured by this Security Agreement.


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
                                     Payment

     9. The Debtor will pay the notes secured by this Security Agreement and any renewal or extension of it and any other indebtedness secured by this Security Agreement in accordance with the terms and provisions of the indebtedness and/or the Agreement and will repay immediately all sums expended by the Secured Party in accordance with the terms and provisions of this Security Agreement. On full payment by the Debtor of all indebtedness secured by this Security Agreement in accordance with this Security Agreement, this Security Agreement shall expire, and the Secured Party's security interest in the Collateral, as set forth in this Security Agreement, shall terminate.

                           Change of Place of Business

     10. The Debtor will promptly notify the Secured Party of any change of the Debtor's residence, chief place of business, or place where records concerning the Collateral are kept.

                         Time of Performance and Waiver

     11. In performing any act under this Security Agreement and the note secured by it, time shall be of the essence. The Secured Party's acceptance of partial or delinquent payments, or the failure of the Secured Party to exercise any right or remedy, shall not constitute a waiver of any obligation of the Debtor or right of the Secured Party and shall not constitute a waiver of any other similar default that occurs later.

                                     Default

     12. The Debtor shall be in default under this Security Agreement on the occurrence of any of the following events or conditions:

          (1) Default in the payment or performance of the Agreement and/or any note, obligation, covenant, or liability secured by this Security Agreement;

          (2) Any warranty, representation, or covenant made, furnished or to be performed by or on behalf of the Debtor herein or in the Agreement proves to have been false in any material respect or is not performed in a timely manner;

          (3) Any event that results in the acceleration of the maturity of the indebtedness of the Debtor to others under any indenture, agreement, or undertaking;

          (4) Any sale or encumbrance (except as expressly permitted herein) to or of any of the Collateral, or the making of any levy, seizure, or attachment of or on the Collateral;

          (5) Any time the Secured Party reasonably believes that the prospect of payment or any indebtedness secured by this Security Agreement or the performance of this Security Agreement is impaired; or


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
          (6) Dissolution, termination of existence, insolvency, business failure, appointment of a receiver for any part of the Collateral, assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency law by or against the Debtor or any guarantor or surety for the Debtor.

                                    Remedies

     13. On the occurrence of any event of default, and at any time thereafter, the Secured Party may declare all obligations secured due and payable immediately and may proceed to enforce payment and exercise any and all of the rights and remedies provided either at law or in equity possessed by the Secured Party.

     The Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at any place to be designated by the Secured Party that is with the United States of America. Unless the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if the notice is mailed, postage prepaid, to the address of the Debtor shown at the beginning of this Security Agreement at least five days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling, or the like shall include the Secured Party's reasonable attorneys' fees and legal expenses.

                            Miscellaneous Provisions

     14. (a) This Security Agreement shall be construed under and in accordance with Nevada.

     (b) This Security Agreement shall be binding on and inure to the benefit of the parties and their respective successors and assigns as permitted by this Security Agreement.

     (c) Should any litigation be commenced between the parties to this Security Agreement concerning the Collateral, this Security Agreement, or the rights and duties of either party in relation to them, the prevailing party shall be entitled to a reasonable sum as reimbursement for attorneys' fees and legal expenses.

     (d) In case any one or more of the provisions contained in this Security Agreement shall for any reason be held invalid, illegal, or unenforceable in any respect, the invalidity, illegality, or unenforceability of that provision shall not affect any other provision of this Security Agreement, and this Security Agreement shall be construed as if the invalid, illegal, or unenforceable provision had never been contained in it.


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
     (e) This Security Agreement the Debtor's notes and the Agreement, collectively constitutes the agreement of the parties and collectively supersedes any prior understandings or written or oral agreements between the parties respecting the subject matter of this Security Agreement.

     Executed and effective as of June 30, 2006.

                                        DEBTOR:

                                        Gateway Distributors, Ltd.
                                        a Nevada corporation

                                        By:
                                           -------------------------------------

                                             Its:
                                                 -------------------------------

                                        SECURED PARTY:

                                        Marshall Distributing, L.L.C.
                                        a Utah limited liability company

                                        By:
                                           -------------------------------------

                                             Its:
                                                 -------------------------------

                                        By:
                                           -------------------------------------

                                             Its:
                                                 -------------------------------

                                        EMS Business Development, Inc.
                                        a California corporation

                                        By:
                                           -------------------------------------

                                             Its:
                                                 -------------------------------

                                        By:
                                           -------------------------------------

                                             Its:
                                                 -------------------------------


                                        ----------------------------------------
                                        Terry D. Nielsen


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
                                     CONSENT
                                     -------

     Gateway Venture Holdings, Inc., a wholly owned subdivision of Gateway Distributors, Ltd., hereby consents to the terms and conditions set forth in the foregoing Security Agreement and hereby grants to Secured Party a security interest in the CBAY Shares as provided above and shall deliver possession of the CBAY Shares to Turn Key Financial Services, Inc. ("Escrow Holder") to be held and/or liquidated as provided in the Agreement.

                                        Gateway Venture Holdings, Inc.

                                        By:
                                           -------------------------------------

                                             Its:
                                                 -------------------------------



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                                    Exhibit I

                                 Business Assets

                            Exhibit II - CBAY Shares



     Twelve Million (12,000,000) shares of Cal-Bay International, Inc., preferred B stock, held in the name of Gateway Venture Holdings, Inc., wholly owned subsidiary of Gateway Distributors, Ltd.) held in escrow by Turn-Key Financial Services, Inc. ("Escrow Holder").